Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

July 25, 2013

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 53.4% Increase in Quarterly Earnings and

Increased Six Month Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $882 thousand, or $0.11 per diluted share, for the three months ended June 30, 2013, a 53.4% increase compared to $575 thousand, or $0.07 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.67% and 6.11%, respectively, compared to 0.49% and 4.25% for the same period a year ago.

Second quarter highlights included:

•

Repurchased $10.3 million of preferred stock issued in connection with Unity’s participation in the Treasury’s Capital Purchase Program (“CPP”) during the quarter with the remaining $10.3 million repurchased July 3, 2013.

•	Paid our first cash dividend to shareholders since prior to entering into the CPP program in December 2008.
•	Total loans increased 6.0% from year-end 2012, driven by strong loan demand.
•	Noninterest-bearing deposits reached a record high of $128.0 million, an 11.9% increase from year-end, and now represent 20.4% of total deposits.
•	Continued asset quality improvement as evidenced by: a 36.4% decrease in nonperforming assets from a year ago and a 68.2% decrease in net charge-offs.
•	Net interest margin continued to remain strong versus prior periods.
•	Increased gains on the sales of mortgage loans resulting from record residential mortgage loan originations.
•	Total noninterest expense continued to be stable compared to the prior year period.
•	Remained well-capitalized in excess of regulatory requirements after the CPP repurchase and dividend payment.
•	Launched the Unity Bank Facebook page on June 10, 2013.
•	Closed on the purchase of three of our previously leased branch locations which will result in future cost savings.
•	Opened a residential mortgage loan production office in Elmwood Park, New Jersey.

“This was a milestone quarter for Unity,” reported James A. Hughes, President and CEO.  “Due to significantly improved fundamentals of the Company, we were able to repay $20.6 million in high cost capital.  In addition, loan demand has improved significantly, which should bolster revenue and enhance our future performance.”

For the six months ended June 30, 2013, net income available to common shareholders totaled $1.7 million, or $0.21 per diluted share, compared to $1.1 million or $0.14 per diluted share.  Return on average assets and average common equity for the six month periods were 0.63% and 5.88%, respectively, compared to 0.47% and 4.03% for the same period a year ago.

Net Interest Income

Compared to a year ago, net interest income decreased $55 thousand and $172 thousand for the three and six month periods, respectively.  The net interest margin was 3.66% and 3.59% in the quarter and year-to-date periods, respectively.  While slightly lower than the prior year, the net interest margin has stabilized and increased compared to the quarter ending March 31, 2013, as the increased loan volume offset lower yields on our securities and loan portfolios.

Provision for Loan Losses

The provision for loan losses for the quarter ended June 30, 2013 was $300 thousand compared to $1.0 million for the prior year’s quarter, and for the six month period ended June 30, 2013, the provision declined to $950 thousand from $2.2 million in the first six months of 2012.  The reduced provision reflects a lower level of net charge-offs for the quarter and year-to-date periods as well as a lower level of nonperforming assets.

Noninterest Income

Noninterest income decreased $183 thousand to $1.7 million for the three months and $74 thousand to $3.5 million for the six months ended June 30, 2013, compared to the same periods last year. The decreases were driven by lower levels of security gains being recognized, a lower volume of SBA loans being sold during the periods and recognition of lower gains on sales, and decreased fees on overdrawn accounts during the periods. Partially offsetting these decreases were increased gains on the sale of residential mortgage loans due to a higher volume of loans sold.  We do not anticipate a material reduction in mortgage loan volume due to the recent increase in interest rates.

Noninterest Expense

Noninterest expense decreased $130 thousand to $6.1 million for the three months ended June 30, 2013, while year-to-date expense increased $38 thousand to $12.2 million.  During both of these periods, occupancy, other real estate owned (“OREO”) and advertising expenses decreased.  Occupancy expense decreased as a result of cost savings realized from the purchase of three of our previously leased locations in April 2013.   OREO expenses fell during each period as the number of properties and subsequent property taxes, maintenance and insurance costs declined compared to the prior year’s periods. Advertising expenses varied based on the timing of retail branch related promotions such as the opening of the new branch in Washington Township, New Jersey in 2012.  Loan collection costs remain elevated in both periods due to higher loan legal, insurance and other collection costs.  Other expenses increased due to higher employee recruiting, increased director fees and an increase to the reserve for unfunded loan commitments.

Financial Condition

At June 30, 2013, total assets were $824.6 million, an increase of $4.8 million from the prior year end:

•

Total loans increased $35.3 million or 6.0%, to $622.3 million at June 30, 2013. This growth came from our residential mortgage and commercial loan portfolios.  Future loan growth is expected in both the commercial and residential portfolios.  The Company plans to continue shrinking its out of market SBA portfolio.

•

Total deposits decreased $20.4 million to $628.4 million at June 30, 2013.  Noninterest-bearing demand deposits have increased 11.9% since year-end and represent 20.4% of total deposits.  Time deposits remain relatively flat at $126.0 million while savings and interest-bearing demand deposits decreased due to a reduction in municipal deposits.

•

Shareholders’ equity was $68.3 million at June 30, 2013, a decrease of $9.2 million from year-end 2012, due primarily to the repurchase of $10.3 million in preferred stock issued in connection with the CPP during the second quarter.  The remaining preferred stock was repurchased on July 3rd.

•	Book value per common share was $7.70 as of June 30, 2013.
•

At June 30, 2013 the leverage, Tier I and Total Risk Based Capital ratios were 10.23%, 13.36% and 14.63% respectively, all in excess of the ratios required to be deemed “well-capitalized”.  If the remaining $10.3 million in preferred stock which was repurchased on July 3, 2013 had been repurchased prior to quarter-end, the leverage, Tier I and Total Risk Based Capital ratios would have been 9.05%, 11.71% and 12.98% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $14.1 million at June 30, 2013 or 2.26% of total loans and OREO, compared to $19.3 million or 3.28% of total loans and OREO at year-end 2012.
•	OREO decreased $1.1 million to $752 thousand at June 30, 2013 due to the sale of 5 properties.
•

The allowance for loan losses totaled $14.3 million at June 30, 2013 or 2.30% of total loans. The provision for loan losses for the quarter ended June 30, 2013 was $300 thousand compared to $1.0 million for the prior year’s quarter.

•

Net charge-offs were $336 thousand for the three months ended June 30, 2013, compared to $1.1 million for the same period a year ago.  For the six months ended June 30, 2013, net charge-offs were $1.4 million compared to $2.3 million for the prior year period.

•	Troubled debt restructurings (“TDRs”) decreased $2.4 million from year-end to $12.3 million. At June 30, 2013, 86.5% of our TDRs were performing.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $825 million in assets and $628 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

June 30, 2013

				June 30, 2013 vs.
				March 31, 2013	June 30, 2012
(In thousands, except percentages and per share amounts)	June 30, 2013	March 31, 2013	June 30, 2012%		%
BALANCE SHEET DATA:
Total assets	$824,575	$827,182	$785,111	(0.3)%	5.0%
Total deposits	628,369	652,117	616,443	(3.6)	1.9
Total loans	622,316	596,571	604,901	4.3	2.9
Total securities	111,269	119,334	114,846	(6.8)	(3.1)
Total shareholders' equity	68,287	78,157	74,901	(12.6)	(8.8)
Allowance for loan losses	(14,309)	(14,345)	(16,284)	0.3	12.1

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$2,086	$1,738	$1,494	20.0	39.6
Provision for income taxes	739	538	518	37.4	42.7
Net income	1,347	1,200	976	12.3	38.0
Preferred stock dividends and discount accretion	465	404	401	15.1	16.0
Income available to common shareholders	$882	$796	$575	10.8	53.4

Net income per common share - Basic (1)	$0.12	$0.11	$0.08	9.1	50.0
Net income per common share - Diluted (1)	$0.11	$0.10	$0.07	10.0	57.1

Return on average assets	0.67%	0.59%	0.49%	13.6	36.7
Return on average equity (2)	6.11%	5.65%	4.25%	8.1	43.8
Efficiency ratio	72.72%	73.91%	73.72%	(1.6)	(1.4)

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$3,824		$2,858		33.8
Provision for income taxes	1,278		977		30.8
Net income	2,546		1,881		35.4
Preferred stock dividends and discount accretion	869		797		9.0
Income available to common shareholders	$1,677		$1,084		54.7

Net income per common share - Basic (1)	$0.22		$0.15		46.7
Net income per common share - Diluted (1)	$0.21		$0.14		50.0

Return on average assets	0.63%		0.47%		34.0
Return on average equity (2)	5.88%		4.03%		45.9
Efficiency ratio	73.31%		72.76%		0.8

SHARE INFORMATION:
Market price per share	$7.10	$6.51	$6.00	9.1	18.3
Dividends paid	$0.01	$-	$-	100.0	100.0
Book value per common share	$7.70	$7.67	$7.38	0.4	4.3
Average diluted shares outstanding (QTD)	7,911	7,845	7,784	0.8	1.6

CAPITAL RATIOS:
Total equity to total assets	8.28%	9.45%	9.54%	(12.4)	(13.2)
Leverage ratio	10.23%	11.12%	11.08%	(8.0)	(7.7)
Tier 1 risk-based capital ratio	13.36%	14.54%	14.22%	(8.1)	(6.0)
Total risk-based capital ratio	14.63%	15.80%	15.49%	(7.4)	(5.6)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$14,109	$15,956	$22,186	(11.6)	(36.4)
QTD net charge-offs (annualized) to QTD average loans	0.22%	0.73%	0.71%	(69.9)	(69.0)
Allowance for loan losses to total loans	2.30%	2.40%	2.69%	(4.2)	(14.5)
Nonperforming assets to total loans and OREO	2.26%	2.67%	3.65%	(15.4)	(38.1)
Nonperforming assets to total assets	1.71%	1.93%	2.83%	(11.4)%	(39.6)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2013

				June 30, 2013 vs.
				December 31, 2012	June 30, 2012
(In thousands, except percentages)	June 30, 2013	December 31, 2012	June 30, 2012%		%
ASSETS
Cash and due from banks	$21,860	$23,705	$18,600	(7.8)%	17.5%
Federal funds sold and interest-bearing deposits	34,450	70,487	19,235	(51.1)	79.1
Cash and cash equivalents	56,310	94,192	37,835	(40.2)	48.8
Securities:
Securities available for sale	84,212	89,538	97,965	(5.9)	(14.0)
Securities held to maturity	27,057	21,515	16,881	25.8	60.3
Total securities	111,269	111,053	114,846	0.2	(3.1)
Loans:
SBA loans held for sale	7,772	6,937	6,087	12.0	27.7
SBA loans held to maturity	52,279	58,593	60,382	(10.8)	(13.4)
SBA 504 loans	39,070	41,438	45,247	(5.7)	(13.7)
Commercial loans	323,476	301,564	310,331	7.3	4.2
Residential mortgage loans	154,716	132,094	136,514	17.1	13.3
Consumer loans	45,003	46,410	46,340	(3.0)	(2.9)
Total loans	622,316	587,036	604,901	6.0	2.9
Allowance for loan losses	(14,309)	(14,758)	(16,284)	3.0	12.1
Net loans	608,007	572,278	588,617	6.2	3.3
Premises and equipment, net	15,823	12,062	12,146	31.2	30.3
Bank owned life insurance ("BOLI")	12,548	9,402	9,253	33.5	35.6
Deferred tax assets	6,658	5,954	6,977	11.8	(4.6)
Federal Home Loan Bank stock	5,527	3,989	3,989	38.6	38.6
Accrued interest receivable	3,353	3,298	3,415	1.7	(1.8)
Other real estate owned ("OREO")	752	1,826	2,355	(58.8)	(68.1)
Prepaid FDIC insurance	-	1,929	2,230	(100.0)	(100.0)
Goodwill and other intangibles	1,516	1,516	1,522	-	(0.4)
Other assets	2,812	2,231	1,926	26.0	46.0
Total assets	$824,575	$819,730	$785,111	0.6%	5.0%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand deposits	$128,045	$114,424	$107,497	11.9%	19.1%
Interest-bearing demand deposits	108,176	114,838	101,420	(5.8)	6.7
Savings deposits	266,168	294,533	273,395	(9.6)	(2.6)
Time deposits, under $100,000	74,950	76,994	83,138	(2.7)	(9.8)
Time deposits, $100,000 and over	51,030	47,971	50,993	6.4	0.1
Total deposits	628,369	648,760	616,443	(3.1)	1.9
Borrowed funds	110,000	75,000	75,000	46.7	46.7
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	443	434	470	2.1	(5.7)
Accrued expenses and other liabilities	2,011	2,561	2,832	(21.5)	(29.0)
Total liabilities	756,288	742,220	710,210	1.9	6.5
Shareholders' equity:
Cumulative perpetual preferred stock	10,209	20,115	19,824	(49.2)	(48.5)
Common stock	54,461	54,274	53,917	0.3	1.0
Retained earnings	3,390	1,788	231	89.6	1,367.5
Accumulated other comprehensive income	227	1,333	929	(83.0)	(75.6)
Total shareholders' equity	68,287	77,510	74,901	(11.9)	(8.8)
Total liabilities and shareholders' equity	$824,575	$819,730	$785,111	0.6%	5.0%

Preferred shares	10	21	21
Issued and outstanding common shares	7,544	7,534	7,461

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2013

				June 30, 2013 vs.
	For the three months ended			March 31, 2013		June 30, 2012
(In thousands, except percentages and per share amounts)	June 30, 2013	March 31, 2013	June 30, 2012	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$7	$14	$11	$(7)	(50.0)%	$(4)	(36.4)%
Federal Home Loan Bank stock	35	44	44	(9)	(20.5)	(9)	(20.5)
Securities:
Taxable	620	647	733	(27)	(4.2)	(113)	(15.4)
Tax-exempt	125	120	120	5	4.2	5	4.2
Total securities	745	767	853	(22)	(2.9)	(108)	(12.7)
Loans:
SBA loans	778	777	846	1	0.1	(68)	(8.0)
SBA 504 loans	441	651	691	(210)	(32.3)	(250)	(36.2)
Commercial loans	4,250	4,001	4,216	249	6.2	34	0.8
Residential mortgage loans	1,649	1,550	1,582	99	6.4	67	4.2
Consumer loans	496	509	529	(13)	(2.6)	(33)	(6.2)
Total loans	7,614	7,488	7,864	126	1.7	(250)	(3.2)
Total interest income	8,401	8,313	8,772	88	1.1	(371)	(4.2)
INTEREST EXPENSE
Interest-bearing demand deposits	90	101	123	(11)	(10.9)	(33)	(26.8)
Savings deposits	164	177	287	(13)	(7.3)	(123)	(42.9)
Time deposits	537	546	689	(9)	(1.6)	(152)	(22.1)
Borrowed funds and subordinated debentures	808	800	816	8	1.0	(8)	(1.0)
Total interest expense	1,599	1,624	1,915	(25)	(1.5)	(316)	(16.5)
Net interest income	6,802	6,689	6,857	113	1.7	(55)	(0.8)
Provision for loan losses	300	650	1,000	(350)	(53.8)	(700)	(70.0)
Net interest income after provision for loan losses	6,502	6,039	5,857	463	7.7	645	11.0
NONINTEREST INCOME
Branch fee income	348	347	362	1	0.3	(14)	(3.9)
Service and loan fee income	319	304	287	15	4.9	32	11.1
Gain on sale of SBA loans held for sale, net	86	241	223	(155)	(64.3)	(137)	(61.4)
Gain on sale of mortgage loans, net	547	477	453	70	14.7	94	20.8
BOLI income	75	70	73	5	7.1	2	2.7
Net security gains	108	226	283	(118)	(52.2)	(175)	(61.8)
Other income	175	160	160	15	9.4	15	9.4
Total noninterest income	1,658	1,825	1,841	(167)	(9.2)	(183)	(9.9)
NONINTEREST EXPENSE
Compensation and benefits	3,166	3,176	3,133	(10)	(0.3)	33	1.1
Occupancy	627	694	740	(67)	(9.7)	(113)	(15.3)
Processing and communications	562	561	553	1	0.2	9	1.6
Furniture and equipment	371	365	355	6	1.6	16	4.5
Professional services	234	190	211	44	23.2	23	10.9
Loan collection costs	228	177	91	51	28.8	137	150.5
OREO expenses	63	127	237	(64)	(50.4)	(174)	(73.4)
Deposit insurance	179	149	168	30	20.1	11	6.5
Advertising	181	120	302	61	50.8	(121)	(40.1)
Other expenses	463	567	414	(104)	(18.3)	49	11.8
Total noninterest expense	6,074	6,126	6,204	(52)	(0.8)	(130)	(2.1)
Income before provision for income taxes	2,086	1,738	1,494	348	20.0	592	39.6
Provision for income taxes	739	538	518	201	37.4	221	42.7
Net income	1,347	1,200	976	147	12.3	371	38.0
Preferred stock dividends and discount accretion	465	404	401	61	15.1	64	16.0
Income available to common shareholders	$882	$796	$575	$86	10.8%	$307	53.4%

Effective tax rate	35.4%	31.0%	34.7%

Net income per common share - Basic (1)	$0.12	$0.11	$0.08
Net income per common share - Diluted (1)	$0.11	$0.10	$0.07

Weighted average common shares outstanding - Basic	7,544	7,538	7,462
Weighted average common shares outstanding - Diluted	7,911	7,845	7,784
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2013

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2013	2012	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$22	$43	$(21)	(48.8)%
Federal Home Loan Bank stock	78	95	(17)	(17.9)
Securities:
Taxable	1,267	1,483	(216)	(14.6)
Tax-exempt	245	263	(18)	(6.8)
Total securities	1,512	1,746	(234)	(13.4)
Loans:
SBA loans	1,555	1,770	(215)	(12.1)
SBA 504 loans	1,092	1,451	(359)	(24.7)
Commercial loans	8,251	8,397	(146)	(1.7)
Residential mortgage loans	3,199	3,237	(38)	(1.2)
Consumer loans	1,005	1,089	(84)	(7.7)
Total loans	15,102	15,944	(842)	(5.3)
Total interest income	16,714	17,828	(1,114)	(6.2)
INTEREST EXPENSE
Interest-bearing demand deposits	191	259	(68)	(26.3)
Savings deposits	340	641	(301)	(47.0)
Time deposits	1,083	1,603	(520)	(32.4)
Borrowed funds and subordinated debentures	1,609	1,662	(53)	(3.2)
Total interest expense	3,223	4,165	(942)	(22.6)
Net interest income	13,491	13,663	(172)	(1.3)
Provision for loan losses	950	2,200	(1,250)	(56.8)
Net interest income after provision for loan losses	12,541	11,463	1,078	9.4
NONINTEREST INCOME
Branch fee income	695	748	(53)	(7.1)
Service and loan fee income	623	588	35	6.0
Gain on sale of SBA loans held for sale, net	327	381	(54)	(14.2)
Gain on sale of mortgage loans, net	1,025	864	161	18.6
BOLI income	146	146	-	-
Net security gains	334	507	(173)	(34.1)
Other income	332	322	10	3.1
Total noninterest income	3,482	3,556	(74)	(2.1)
NONINTEREST EXPENSE
Compensation and benefits	6,341	6,315	26	0.4
Occupancy	1,321	1,348	(27)	(2.0)
Processing and communications	1,123	1,087	36	3.3
Furniture and equipment	736	717	19	2.6
Professional services	424	402	22	5.5
Loan collection costs	406	271	135	49.8
OREO expenses	190	362	(172)	(47.5)
Deposit insurance	328	339	(11)	(3.2)
Advertising	301	448	(147)	(32.8)
Other expenses	1,029	872	157	18.0
Total noninterest expense	12,199	12,161	38	0.3
Income before provision for income taxes	3,824	2,858	966	33.8
Provision for income taxes	1,278	977	301	30.8
Net income	2,546	1,881	665	35.4
Preferred stock dividends and discount accretion	869	797	72	9.0
Income available to common shareholders	$1,677	$1,084	$593	54.7%

Effective tax rate	33.4	34.2

Net income per common share - Basic (1)	$0.22	0.15
Net income per common share - Diluted (1)	$0.21	0.14

Weighted average common shares outstanding - Basic	7,541	7,461
Weighted average common shares outstanding - Diluted	7,881	7,788

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

June 30, 2013

	For the three months ended
	June 30, 2013			March 31, 2013
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$25,312	$7	0.11%	$62,530	$14	0.09%
Federal Home Loan Bank stock	4,007	35	3.50	3,989	44	4.47
Securities:
Taxable	95,675	620	2.59	100,062	647	2.59
Tax-exempt	20,440	186	3.64	18,475	178	3.85
Total securities (A)	116,115	806	2.77	118,537	825	2.79
Loans:
SBA loans	63,007	778	4.94	65,386	777	4.75
SBA 504 loans	39,408	441	4.49	41,135	651	6.42
Commercial loans	315,128	4,250	5.41	304,790	4,001	5.32
Residential mortgage loans	143,835	1,649	4.59	135,886	1,550	4.56
Consumer loans	45,295	496	4.39	46,111	509	4.48
Total loans (B)	606,673	7,614	5.03	593,308	7,488	5.09
Total interest-earning assets	$752,107	$8,462	4.51%	$778,364	$8,371	4.33%

Noninterest-earning assets:
Cash and due from banks	22,866			19,737
Allowance for loan losses	(14,747)			(14,998)
Other assets	41,435			37,905
Total noninterest-earning assets	49,554			42,644
Total assets	$801,661			$821,008

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,414	$90	0.31%	$118,668	$101	0.35%
Savings deposits	270,097	164	0.24	295,520	177	0.24
Time deposits	124,285	537	1.73	122,695	546	1.80
Total interest-bearing deposits	510,796	791	0.62	536,883	824	0.62
Borrowed funds and subordinated debentures	91,653	808	3.49	90,465	800	3.54
Total interest-bearing liabilities	$602,449	$1,599	1.06%	$627,348	$1,624	1.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	122,635			113,000
Other liabilities	3,554			3,242
Total noninterest-bearing liabilities	126,189			116,242
Total shareholders' equity	73,023			77,418
Total liabilities and shareholders' equity	$801,661			$821,008

Net interest spread		$6,863	3.45%		$6,747	3.29%
Tax-equivalent basis adjustment		(61)			(58)
Net interest income		$6,802			$6,689
Net interest margin			3.66%			3.52%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

June 30, 2013

	For the three months ended
	June 30, 2013			June 30, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$25,312	$7	0.11%	$30,832	$11	0.14%
Federal Home Loan Bank stock	4,007	35	3.50	3,993	44	4.43
Securities:
Taxable	95,675	620	2.59	105,903	733	2.77
Tax-exempt	20,440	186	3.64	15,554	178	4.58
Total securities (A)	116,115	806	2.77	121,457	911	3.00
Loans:
SBA loans	63,007	778	4.94	69,273	846	4.89
SBA 504 loans	39,408	441	4.49	46,804	691	5.94
Commercial loans	315,128	4,250	5.41	303,409	4,216	5.59
Residential mortgage loans	143,835	1,649	4.59	133,643	1,582	4.74
Consumer loans	45,295	496	4.39	45,658	529	4.66
Total loans (B)	606,673	7,614	5.03	598,787	7,864	5.28
Total interest-earning assets	$752,107	$8,462	4.51%	$755,069	$8,830	4.70%

Noninterest-earning assets:
Cash and due from banks	22,866			16,101
Allowance for loan losses	(14,747)			(16,980)
Other assets	41,435			39,774
Total noninterest-earning assets	49,554			38,895
Total assets	$801,661			$793,964

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,414	$90	0.31%	$110,343	$123	0.45%
Savings deposits	270,097	164	0.24	270,990	287	0.43
Time deposits	124,285	537	1.73	138,554	689	2.00
Total interest-bearing deposits	510,796	791	0.62	519,887	1,099	0.85
Borrowed funds and subordinated debentures	91,653	808	3.49	90,465	816	3.57
Total interest-bearing liabilities	$602,449	$1,599	1.06%	$610,352	$1,915	1.25%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	122,635			106,043
Other liabilities	3,554			3,438
Total noninterest-bearing liabilities	126,189			109,481
Total shareholders' equity	73,023			74,131
Total liabilities and shareholders' equity	$801,661			$793,964

Net interest spread		$6,863	3.45%		$6,915	3.45%
Tax-equivalent basis adjustment		(61)			(58)
Net interest income		$6,802			$6,857
Net interest margin			3.66%			3.68%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

June 30, 2013

	For the six months ended
	June 30, 2013			June 30, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$43,818	$22	0.10%	$47,746	$43	0.18%
Federal Home Loan Bank stock	3,998	78	3.93	4,041	95	4.73
Securities:
Taxable	97,856	1,267	2.59	104,263	1,483	2.84
Tax-exempt	19,463	363	3.73	16,703	389	4.66
Total securities (A)	117,319	1,630	2.78	120,966	1,872	3.10
Loans:
SBA loans	64,190	1,555	4.84	70,516	1,770	5.02
SBA 504 loans	40,266	1,092	5.47	49,257	1,451	5.92
Commercial loans	309,990	8,251	5.37	293,823	8,397	5.75
Residential mortgage loans	139,882	3,199	4.57	133,234	3,237	4.86
Consumer loans	45,700	1,005	4.43	46,633	1,089	4.70
Total loans (B)	600,028	15,102	5.06	593,463	15,944	5.40
Total interest-earning assets	$765,163	$16,832	4.42%	$766,216	$17,954	4.71%

Noninterest-earning assets:
Cash and due from banks	21,310			16,025
Allowance for loan losses	(14,872)			(16,884)
Other assets	39,680			40,030
Total noninterest-earning assets	46,118			39,171
Total assets	$811,281			$805,387

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$117,535	$191	0.33%	$109,665	$259	0.47%
Savings deposits	282,738	340	0.24	277,125	641	0.47
Time deposits	123,495	1,083	1.77	147,778	1,603	2.18
Total interest-bearing deposits	523,768	1,614	0.62	534,568	2,503	0.94
Borrowed funds and subordinated debentures	91,063	1,609	3.51	90,465	1,662	3.63
Total interest-bearing liabilities	$614,831	$3,223	1.05%	$625,033	$4,165	1.33%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	117,844			103,269
Other liabilities	3,398			3,344
Total noninterest-bearing liabilities	121,242			106,613
Total shareholders' equity	75,208			73,741
Total liabilities and shareholders' equity	$811,281			$805,387

Net interest spread		$13,609	3.37%		$13,789	3.38%
Tax-equivalent basis adjustment		(118)			(126)
Net interest income		$13,491			$13,663
Net interest margin			3.59%			3.62%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

June 30, 2013

Amounts in thousands, except percentages	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$14,345	$14,758	$15,294	$16,284	$16,339
Provision for loan losses charged to expense	300	650	800	1,000	1,000
	14,645	15,408	16,094	17,284	17,339
Less: Chargeoffs
SBA loans	167	570	251	254	213
SBA 504 loans	200	200	-	481	100
Commercial loans	200	375	1,190	1,428	540
Residential mortgage loans	-	125	152	65	494
Consumer loans	-	59	-	31	25
Total chargeoffs	567	1,329	1,593	2,259	1,372
Add: Recoveries
SBA loans	8	137	22	195	249
SBA 504 loans	154	25	50	15	15
Commercial loans	65	101	184	58	53
Residential mortgage loans	2	2	-	-	-
Consumer loans	2	1	1	1	-
Total recoveries	231	266	257	269	317
Net chargeoffs	336	1,063	1,336	1,990	1,055
Balance, end of period	$14,309	$14,345	$14,758	$15,294	$16,284

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$13,357	$14,904	$17,468	$17,334	$19,831
Other real estate owned ("OREO")	752	1,052	1,826	1,456	2,355
Nonperforming assets	14,109	15,956	19,294	18,790	22,186
Less: Amount guaranteed by SBA	736	1,863	1,849	566	526
Net nonperforming assets	$13,373	$14,093	$17,445	$18,224	$21,660

Loans 90 days past due & still accruing	$429	$632	$109	$1,630	$2,443

Performing Troubled Debt Restructurings (TDRs)	$10,649	$15,068	$13,576	$17,250	$20,541
(1) Nonperforming TDRs included above	1,658	1,084	1,087	1,628	871
Total TDRs	$12,307	$16,152	$14,663	$18,878	$21,412

Allowance for loan losses to:
Total loans at quarter end	2.30%	2.40%	2.51%	2.56%	2.69%
Nonperforming loans (1)	107.13	96.25	84.49	88.23	82.11
Nonperforming assets	101.42	89.90	76.49	81.39	73.40
Net nonperforming assets	107.00	101.79	84.60	83.92	75.18

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	1.01%	2.69%	1.37%	0.35%	(0.21)%
SBA 504 loans	0.47	1.73	(0.48)	4.16	0.73
Commercial loans	0.17	0.36	1.31	1.77	0.65
Residential mortgage loans	(0.01)	0.37	0.45	0.19	1.49
Consumer loans	(0.02)	0.51	(0.01)	0.26	0.22
Total loans	0.22%	0.73%	0.90%	1.32%	0.71%

Nonperforming loans to total loans	2.15%	2.50%	2.98%	2.90%	3.28%
Nonperforming loans and TDRs to total loans	3.86	5.02	5.29	5.79	6.67
Nonperforming assets to total loans and OREO	2.26	2.67	3.28	3.14	3.65
Nonperforming assets to total assets	1.71	1.93	2.35	2.34	2.83

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

June 30, 2013

(In thousands, except percentages and per share amounts)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
SUMMARY OF INCOME:
Total interest income	$8,401	$8,313	$8,502	$8,871	$8,772
Total interest expense	1,599	1,624	1,765	1,844	1,915
Net interest income	6,802	6,689	6,737	7,027	6,857
Provision for loan losses	300	650	800	1,000	1,000
Net interest income after provision for loan losses	6,502	6,039	5,937	6,027	5,857
Total noninterest income	1,658	1,825	2,008	1,774	1,841
Total noninterest expense	6,074	6,126	6,135	5,999	6,204
Income before provision for income taxes	2,086	1,738	1,810	1,802	1,494
Provision for income taxes	739	538	643	606	518
Net income	1,347	1,200	1,167	1,196	976
Preferred stock dividends and discount accretion	465	404	408	397	401
Income available to common shareholders	$882	$796	$759	$799	$575

Net income per common share - Basic (1)	$0.12	$0.11	$0.10	$0.11	$0.08
Net income per common share - Diluted (1)	$0.11	$0.10	$0.10	$0.10	$0.07

COMMON SHARE DATA:
Market price per share	$7.10	$6.51	$6.24	$6.13	$6.00
Dividends paid	$0.01	$-	$-	$-	$-
Book value per common share	$7.70	$7.67	$7.62	$7.52	$7.38
Weighted average common shares outstanding - Basic	7,544	7,538	7,514	7,473	7,462
Weighted average common shares outstanding - Diluted	7,911	7,845	7,818	7,782	7,784
Issued and outstanding common shares	7,544	7,548	7,534	7,503	7,461

OPERATING RATIOS (Annualized):
Return on average assets	0.67%	0.59%	0.57%	0.60%	0.49%
Return on average equity (2)	6.11	5.65	5.34	5.74	4.25
Efficiency ratio	72.72	73.91	70.66	68.22	73.72

BALANCE SHEET DATA:
Total assets	$824,575	$827,182	$819,730	$802,675	$785,111
Total deposits	628,369	652,117	648,760	633,126	616,443
Total loans	622,316	596,571	587,036	596,910	604,901
Total securities	111,269	119,334	111,053	106,437	114,846
Total shareholders' equity	68,287	78,157	77,510	76,387	74,901
Allowance for loan losses	(14,309)	(14,345)	(14,758)	(15,294)	(16,284)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.51%	4.33%	4.44%	4.70%	4.70%
Interest-bearing liabilities	1.06	1.04	1.14	1.19	1.25
Net interest spread	3.45	3.29	3.30	3.51	3.45
Net interest margin	3.66	3.52	3.51	3.72	3.68

CREDIT QUALITY:
Nonperforming assets	14,109	15,956	19,294	18,790	22,186
QTD net chargeoffs (annualized) to QTD average loans	0.22%	0.73%	0.90%	1.32%	0.71%
Allowance for loan losses to total loans	2.30	2.40	2.51	2.56	2.69
Nonperforming assets to total loans and OREO	2.26	2.67	3.28	3.14	3.65
Nonperforming assets to total assets	1.71	1.93	2.35	2.34	2.83

CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.28%	9.45%	9.46%	9.52%	9.54%
Leverage ratio	10.23	11.12	11.14	11.20	11.08
Tier 1 risk-based capital ratio	13.36	14.54	14.85	14.52	14.22
Total risk-based capital ratio	14.63	15.80	16.12	15.78	15.49
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	153	166	165	161	169
1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).